UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08217

Name of Fund: MuniHoldings New York Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniHoldings New York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 08/31/05

Item 1 - Report to Stockholders

                    MuniHoldings Florida Insured Fund
                    MuniHoldings New York Insured Fund, Inc.

Annual Reports
August 31, 2005

MuniHoldings Florida Insured Fund
MuniHoldings New York Insured Fund, Inc.

The Benefits and Risks of Leveraging

The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares or Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares or Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares or Stock, is paid to Common Shareholders or Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares or Stock. However, in order to benefit Common Shareholders or Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders or Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares or Stock capitalization of $100 million and the issuance of Preferred Shares or Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares or Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders or Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders or Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares or Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Shares or Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' or Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares or Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares or Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of August 31, 2005, the percentages of MuniHoldings Florida Insured Fund's and MuniHoldings New York Insured Fund, Inc.'s total net assets invested in inverse floaters were 5.00% and 6.99%, respectively, before the deduction of Preferred Shares or Stock.


2       ANNUAL REPORTS                  AUGUST 31, 2005

A Letter From the President

Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:

Total Returns as of August 31, 2005                                    6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +2.33%          +12.56%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            +5.75%          +23.10%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +1.98%          +23.58%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.85%          + 4.15%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.85%          + 5.31%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +1.35%          + 8.98%
-----------------------------------------------------------------------------------------------

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director/Trustee


        ANNUAL REPORTS                  AUGUST 31, 2005                        3

A Discussion With Your Funds' Portfolio Managers

      We continued to focus on increasing the income provided to shareholders and muting the Funds' net asset value volatility.

Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields generally declined as their prices, which move in the opposite direction, increased. Most recently, the devastation of Hurricane Katrina throughout the U.S. Gulf Coast prompted a strong rally in bond prices. The resultant higher energy prices and expected declines in consumer confidence and spending pushed longer-term interest rates lower as the period came to a close.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates during the period, lifting the federal funds target to 3.50% by period-end (and to 3.75% on September 20). As short-term interest rates rose in concert with the Fed interest rate hikes and longer-term bond yields declined, the yield curve continued to flatten. During the past 12 months, 30-year Treasury yields declined 68 basis points (.68%) to 4.25% and 10-year Treasury yields fell 11 basis points to 4.02%. By comparison, the two-year Treasury yield rose 143 basis points to 3.84%. Tax-exempt bond yields exhibited a similar pattern during the year. The yield on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 26 basis points to 4.83%. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years declined 48 basis points to 4.22% while the yield on AAA-rated bonds maturing in 10 years remained unchanged at 3.50%.

Declining tax-exempt bond yields continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. Over the past year, more than $384 billion in new long-term tax-exempt bonds was issued, an increase of greater than 7.5% versus last year's total of $357 billion. In the past six months, more than $217 billion in new municipal bonds was underwritten, an increase of 16.3% versus the same period in 2004. During the first six months of 2005, the volume of refunding issues increased more than 50% compared to underwritings during the first half of 2004. In August 2005, refunding issuance increased 18% compared to August 2004 levels. The refunding issues have been heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product has remained generally positive. The most current statistics from the Investment Company Institute indicate that, year-to-date through July 31, 2005, net new cash flows into long-term municipal bond funds have exceeded $4.2 billion -- a significant improvement from the $12.4 billion net outflow seen during the same period in 2004. Weekly figures for August, as reported by AMG Data Service, pointed to continued positive flows.

Notably, throughout much of the past six months, high yield tax-exempt bond funds have been the principal target for the new cash inflows. During August, these lower-rated/non-rated bond funds received an average of $150 million per week. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads. Additionally, an increasing percentage of insured issuance has further reduced the availability of lower-rated municipal securities, lending more support to higher prices for these issues.

Municipal bond issues have underperformed their taxable counterparts recently as Treasury bonds have enjoyed increased demand from foreign governments, which are unable to benefit from the tax advantage inherent in tax-exempt products. This underperformance, however, has resulted in attractive tax-exempt bond yield ratios and, we believe, should continue to attract investors to the municipal marketplace.

The communities shattered by Hurricane Katrina will require extensive reconstruction. It is too early to estimate the amount of tax-exempt debt that may be required to finance these efforts or to assess the overall impact on the municipal market. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will likely be spread over a number of years. Consequently, any municipal bond issuance prompted by Katrina is not likely to disrupt the tax-exempt market in the near future.

MuniHoldings Florida Insured Fund

Describe conditions in the State of Florida.

Florida maintains credit ratings of AA1 from Moody's, AAA from Standard & Poor's and AA+ from Fitch -- all with stable trends. The favorable ratings are based on the state's solid economic and financial performance, in addition to moderate debt and a proactive government that responds to economic downturns faster than other states. Florida's continued economic strength is bolstered by robust population growth, which is


4       ANNUAL REPORTS                  AUGUST 31, 2005
attributed to the state's attractive physical environment and favorable business climate. Although the growth in population has put a strain on services such as education, transportation and health care, it also has allowed the state to recover more quickly from sub par economic trends.

Currently, Florida's revenues are higher than budgeted and expenditures remain under control due to prudent fiscal oversight. The fiscal year 2005 budget was brought into balance through tight expenditure controls, including outsourcing work and requiring local governments to pick up costs historically incurred by the state. To pay for these additional expenses, municipalities imposed increases to property taxes and/or local sales taxes through voter initiatives. Given the government's concerns over the high health care costs facing the state -- roughly $15 billion, or 26% in the upcoming budget -- Governor Jeb Bush has proposed a partially private health insurance plan. Florida continues to maintain solid fund balances with consistent General Fund operations. In addition, the state has a working Capital Reserve Fund and a Budget Stabilization Fund in excess of $2.4 billion.

How did the Fund perform during the fiscal year?

For the 12-month period ended August 31, 2005, the Common Shares of MuniHoldings Florida Insured Fund had net annualized yields of 6.52% and 6.34%, based on a year-end per share net asset value of $15.32 and a per share market price of $15.75, respectively, and $.999 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.49%, based on a change in per share net asset value from $15.37 to $15.32, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +7.86% average return of the Lipper Florida Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the State of Florida.) The Fund's conservative investment parameters played some role in the underperformance for the period. Unlike other funds in the Lipper group, the Fund is prohibited from investing in non-investment grade issues, which outperformed the high-grade market as credit spreads narrowed during the period. This put the Fund at a competitive disadvantage.

Three additional factors affected Fund performance during the period. First, mortgage-refinancing activity continued strong during the year, which prompted an increased number of prepayment calls on some of the Fund's single-family housing bonds. This had a negative impact on total return. Second, several large-coupon bonds in the portfolio were prerefunded in prior periods, as the issuers took the opportunity to refinance their debt in the low interest rate environment. This transformed several of our longer-dated bonds into intermediate-maturity bonds in the one-year - 10-year maturity range -- a sector that underperformed as the yield curve flattened. Finally, the Fund has an above-average exposure to higher-coupon bonds priced to a short call. Like the prerefunded bonds, these shorter-term issues underperformed on a total return basis. Nevertheless, we continued to hold these bonds to take advantage of their high acquisition yield, as we would not be able to match their yield in the current low interest rate environment. Importantly, the Fund continued to provide a highly competitive yield relative to other closed-end Florida insured funds. Our long-term commitment to an above-average yield continues to benefit performance.

For the six-month period ended August 31, 2005, the total investment return on the Fund's Common Shares was +2.85%, based on a change in per share net asset value from $15.39 to $15.32, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We continued to focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. To that end, we sought to sell bonds in the more volatile 10-year - 15-year maturity range, although this proved somewhat challenging as the yield curve flattened and bonds in the intermediate range cheapened relative to longer-dated securities.

In making new purchases, we generally focused on premium-coupon bonds in the 20-year - 25-year maturity range whenever they became available. This is where we have been able to capture higher yields with reduced volatility. Our restructuring efforts have been somewhat limited by a modest decline in the issuance of Florida municipal bonds during the fiscal year and the fact that few new issues have met our desired investment characteristics. Much of the supply in the market has come in the form of refinancings, and the majority of the new issues offered maturities of only 15 years - 20 years and


        ANNUAL REPORTS                  AUGUST 31, 2005                        5

A Discussion With Your Funds' Portfolio Managers (concluded)

yields below 5%. We were not inclined to give up bonds booked in the portfolio at higher yields in order to take advantage of the new-issue calendar. Importantly, we remained fully invested throughout the fiscal year in order to augment the portfolio's yield.

For the six-month period ended August 31, 2005, the Fund's Auction Market Preferred Shares (AMPS) had average yields as follows: Series A, 1.98%; Series B, 1.91%; Series C, 1.56%; Series D, 2.06%; and Series E, 1.88%. Continued short-term interest rate increases by the Fed have boosted the Fund's borrowing costs throughout the 12-month period. Although we believe the majority of the Fed's actions have already occurred, additional interest rate hikes are expected until at least year-end. Nevertheless, the Fund's borrowing costs have remained historically very low, and the leveraging of Preferred Shares has continued to generate an income benefit to the holders of Common Shares. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 38.64% of total net assets, before the deduction of Preferred Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We would characterize the Fund's position as fairly neutral in terms of interest rate risk. Currently, we favor bonds with 20-year maturities and 5% coupons. We believe the Fed will continue to raise short-term interest rates at a measured pace. While long-term bond yields have been slow to react to the Fed's rate hikes, we will look for an increase in long-term rates as an opportunity to pursue higher-coupon bonds (5.25% and above) in the 20 year - 30-year maturity range.

Robert D. Sneeden
Vice President and Portfolio Manager

MuniHoldings New York Insured Fund, Inc.

Describe conditions in the State of New York.

The State of New York maintains credit ratings of A1, AA and AA- from Moody's, Standard and Poor's (S&P) and Fitch, respectively. Moody's assigns a positive outlook to the state's rating, while Fitch and S&P carry stable outlooks. The state economy continues to improve and revenue collections are increasing. State tax collections remain largely dependent on the performance of the financial sector, but tax receipts for fiscal year 2005 were 15% above the prior fiscal year. Due to surging tax collections, particularly income taxes, the fiscal year 2005 operating surplus totaled $1.2 billion.

The fiscal year 2006 budget calls for $105 billion in spending and forecasts a 5% increase in tax receipts for the fiscal year. Aided by this revenue growth, the enacted budget includes most of the governor's original proposals for closing an estimated $4 billion deficit. However, this does not factor in a lawsuit won by the Campaign for Fiscal Equity that could add up to $2 billion in annual state education spending. Crafting balanced budgets beyond fiscal year 2006 will present a challenge given political resistance to additional tax hikes and cuts in popular programs, as well as pressure from local governments for pension and Medicaid relief, and new education spending. General fund receipts are .7% ahead of budget through the first quarter of fiscal year 2006.

The New York economy produced good job growth in 2004, with total non-farm labor increasing .5% from the prior year. This was the first annual gain since 2000. Preliminary August 2005 employment (seasonally adjusted) is 1% above the prior August level. New York ranks fifth-highest among all states in per capita income. Modest income growth through the remainder of 2005 would boost personal income tax receipts, which account for roughly 38% of general fund receipts.

How did the Fund perform during the fiscal year?

For the 12-month period ended August 31, 2005, the Common Stock of MuniHoldings New York Insured Fund, Inc. had net annualized yields of 6.10% and 6.20%, based on a year-end per share net asset value of $15.54 and a per share market price of $15.28, respectively, and $.948 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.63%, based on a change in per share net asset value from $15.41 to $15.54, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +8.20% average return of the Lipper New York Insured Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.) The modest underperformance is attributed to the portfolio's slightly shorter-than-average duration, which we maintained for the bulk of the period based on our belief that strong economic growth, coupled with a Fed tightening,


6       ANNUAL REPORTS                  AUGUST 31, 2005
would cause long-term bond yields to increase. The defensive positioning was designed to limit portfolio volatility and protect the Fund's net asset value from the price impact associated with rising rates. However, long-term rates actually declined over the course of the year, costing the Fund some capital appreciation as bond prices correspondingly rose.

The decline in long-term interest rates as short-term interest rates rose also resulted in a flattening of the yield curve, a phenomenon we sought to capitalize on by moving into longer-dated securities as opportunities presented themselves. This strategy helped the Fund's total return as the price of longer-dated bonds increased. Over the course of the year, we increased the portfolio's exposure to bonds maturing in 25 years or longer from 46.8% of net assets to 59.5%.

For the most part, our focus during the period centered on yield rather than total return. As a result, the Fund was able to gain a competitive yield advantage versus its New York insured fund peers. While some of our competitors were forced to cut their dividends as market rates declined, the Fund was able to maintain an above-average monthly distribution rate.

For the six-month period ended August 31, 2005, the total investment return on the Fund's Common Stock was +3.44%, based on a change in per share net asset value from $15.51 to $15.54, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Throughout the year, we focused on protecting the Fund's net asset value and providing shareholders with above-average income. To that end, we remained essentially fully invested and maintained a low turnover rate in order to retain bonds booked into the portfolio at attractive yields. Whenever possible, we took opportunities to move further out on the yield curve to pick up additional yield. Consequently, the Fund's average maturity lengthened from 19.5 years at the start of the fiscal period to 20.7 years at August 31, 2005.

Recently, there has been little long-maturity new issuance in the New York municipal market. As issuers are refunding their existing debt, they have tended to do so with short and intermediate issues. The limited supply of longer-dated maturities has provided for few trading opportunities. Until market yields increase or the new-issue calendar produces compelling opportunities, we are looking to enhance the diversification of the portfolio. For example, we added bonds insured by several new insurers in the municipal marketplace. These bonds came with additional yield and should outperform as credit spreads narrow.

For the six-month period ended August 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 2.25%; Series B, 2.31%; Series C, 2.32%; Series D, 2.38%; and Series E, 2.37%. Continued short-term interest rate increases by the Fed have boosted the Fund's borrowing costs throughout the 12-month period. Although we believe the majority of the Fed's actions have already occurred, additional rate hikes are expected until at least year-end. Nevertheless, the Fund's borrowing costs have remained historically very low, and the leveraging of Preferred Stock has continued to generate an income benefit to the holders of Common Stock. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 39.55% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

In view of the current risks to the economy and the uncertainty wrought by Hurricane Katrina, we believe a neutral approach to duration is appropriate. We maintain our focus on yield generation and are looking for the new-issue market to pick up and provide more trading opportunities. We continue our efforts to diversify the portfolio, which we believe will allow us more flexibility to capitalize on the rapidly changing market and the dislocations caused by the various market participants.

Timothy T. Browse, CFA
Vice President and Portfolio Manager

September 20, 2005


        ANNUAL REPORTS                  AUGUST 31, 2005                        7

Portfolio Information

Quality Profiles as of August 31, 2005

MuniHoldings Florida Insured Fund                               Percent of Total
By S&P/Moody's Rating                                              Investments
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................      95.0%
AA/Aa .............................................................       1.7
A/A ...............................................................       2.5
BBB/Baa ...........................................................       0.6
Other* ............................................................       0.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

MuniHoldings New York Insured Fund, Inc.                        Percent of Total
By S&P/Moody's Rating                                              Investments
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................      87.0%
AA/Aa .............................................................       2.1
A/A ...............................................................       6.0
BBB/Baa ...........................................................       4.8
Other* ............................................................       0.1
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and variable rate demand notes.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Dividend Policy

The Funds' dividend policy is to distribute all or a portion of its net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.


8       ANNUAL REPORTS                  AUGUST 31, 2005

Schedule of Investments         MuniHoldings Florida Insured Fund (in Thousands)

                 Face
               Amount      Municipal Bonds                                                Value
=================================================================================================
Florida--148.4%
-------------------------------------------------------------------------------------------------
              $ 6,600      Alachua County, Florida, School Board, COP,
                           5.25% due 7/01/2029 (b)                                      $   7,229
-------------------------------------------------------------------------------------------------
                4,195      Beacon Tradeport Community Development District,
                           Florida, Special Assessment Revenue Refunding Bonds
                           (Commercial Project), Series A, 5.625% due 5/01/2032 (k)         4,589
-------------------------------------------------------------------------------------------------
                           Brevard County, Florida, HFA, S/F Mortgage Revenue
                           Bonds, AMT (d)(g):
                  350            6.70% due 2/01/2028                                          354
                1,250            6.80% due 3/01/2028                                        1,267
-------------------------------------------------------------------------------------------------
                  690      Clay County, Florida, HFA, S/F Mortgage Revenue Bonds,
                           AMT, 6.55% due 3/01/2028 (d)(i)                                    705
-------------------------------------------------------------------------------------------------
                1,320      Clay County, Florida, School Board, COP (Master Lease
                           Program), 5.75% due 7/01/2022 (a)                                1,464
-------------------------------------------------------------------------------------------------
                5,000      Collier County, Florida, IDA, IDR, Refunding (Southern
                           States Utilities), AMT, 6.50% due 10/01/2025                     5,208
-------------------------------------------------------------------------------------------------
                5,380      Dade County, Florida, HFA, S/F Mortgage Revenue
                           Bonds, AMT, 6.70% due 4/01/2028 (d)(g)                           5,495
-------------------------------------------------------------------------------------------------
                           Dade County, Florida, Water and Sewer System
                           Revenue Bonds (h):
               20,575            5.25% due 10/01/2021                                      21,575
               21,640            5.25% due 10/01/2026                                      22,634
-------------------------------------------------------------------------------------------------
                           Escambia County, Florida, HFA, S/F Mortgage Revenue
                           Refunding Bonds (Multi-County Program), AMT,
                           Series A (a)(i):
                  340            6.30% due 10/01/2020                                         341
                1,280            6.375% due 10/01/2026                                      1,283
-------------------------------------------------------------------------------------------------
                           Florida HFA, Homeowner Mortgage Revenue Refunding
                           Bonds, AMT, Series 2 (a):
                2,205            5.75% due 7/01/2014                                        2,295
               18,025            5.90% due 7/01/2029                                       18,727
-------------------------------------------------------------------------------------------------
                1,230      Florida Housing Finance Corporation, Homeowner
                           Mortgage Revenue Refunding Bonds, AMT, Series 4,
                           6.25% due 7/01/2022 (c)                                          1,284
-------------------------------------------------------------------------------------------------
                2,055      Florida Housing Finance Corporation, Housing Revenue
                           Bonds (Waverly Apartments), AMT, Series C-1,
                           6.30% due 7/01/2030 (c)                                          2,225
-------------------------------------------------------------------------------------------------
                           Florida Municipal Loan Council Revenue Bonds,
                           Series B (a):
                1,285            5.375% due 11/01/2025                                      1,397
                4,150            5.375% due 11/01/2030                                      4,512
-------------------------------------------------------------------------------------------------
                3,750      Florida State Board of Education, Capital Outlay, GO,
                           Public Education, Refunding, Series D,
                           5.75% due 6/01/2022 (c)                                          4,190
-------------------------------------------------------------------------------------------------
                7,600      Florida State Board of Education, Capital Outlay, GO,
                           Public Education, Series C, 5.75% due 6/01/2010 (h)(j)           8,524
-------------------------------------------------------------------------------------------------
               12,725      Florida State Board of Education, Lottery Revenue Bonds,
                           DRIVERS, Series 222, 9.697% due 7/01/2017 (f)(h)                16,404
-------------------------------------------------------------------------------------------------
                           Florida State Board of Regents, Housing Revenue
                           Bonds (h):
                2,200            (University of Central Florida), 5.25% due 10/01/2026      2,381
                1,080            (University of Florida), 6% due 7/01/2018                  1,219
-------------------------------------------------------------------------------------------------
                7,165      Florida State Board of Regents, University Systems
                           Improvement Revenue Bonds, 5.25% due 7/01/2022 (a)               7,482
-------------------------------------------------------------------------------------------------
                3,505      Florida State Department of General Services, Division
                           Facilities Management Revenue Bonds (Florida Facilities
                           Pool), Series A, 6% due 9/01/2010 (b)(j)                         3,986
-------------------------------------------------------------------------------------------------
                           Florida State Governmental Utility Authority, Utility
                           Revenue Bonds (b):
                2,350            (Citrus Utility System), 5.125% due 10/01/2033             2,508
                2,900            (Lehigh Utility System), 5.125% due 10/01/2033             3,094
-------------------------------------------------------------------------------------------------
                           Florida State Turnpike Authority, Turnpike Revenue Bonds:
               14,325            DRIVERS, Series 218, 9.698% due 7/01/2029 (f)(h)          18,467
                2,835            (Department of Transportation), Series A,
                                 5.75% due 7/01/2010 (j)                                    3,182
-------------------------------------------------------------------------------------------------
                7,135      Highlands County, Florida, Health Facilities Authority,
                           Hospital Revenue Bonds (Adventist Health System),
                           Series A, 6% due 11/15/2031                                      7,807
-------------------------------------------------------------------------------------------------
                4,500      Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                           Electric Company Project), 6.25% due 12/01/2034 (a)              4,631
-------------------------------------------------------------------------------------------------
                           Hillsborough County, Florida, School Board, COP (a)(j):
                6,600            5.375% due 7/01/2009                                       7,138
               33,400            6% due 7/01/2009                                          37,171
-------------------------------------------------------------------------------------------------
                1,300      Indian River County, Florida, Water and Sewer Revenue
                           Refunding Bonds, Series A, 5.25% due 9/01/2018 (h)               1,400
-------------------------------------------------------------------------------------------------
                1,800      Jacksonville, Florida, Economic Development Commission,
                           Health Care Facilities Revenue Bonds (Mayo Clinic--
                           Jacksonville), Series A, 5.50% due 11/15/2036 (a)                1,996
-------------------------------------------------------------------------------------------------
                7,305      Jacksonville, Florida, Guaranteed Entitlement Revenue
                           Refunding and Improvement Bonds,
                           5.25% due 10/01/2032 (h)                                         7,957
-------------------------------------------------------------------------------------------------
                           Jacksonville, Florida, Port Authority, Airport Revenue
                           Bonds, AMT, Series A (h):
                1,295            6.10% due 10/01/2018                                       1,324
                8,385            6.25% due 10/01/2024                                       8,572
-------------------------------------------------------------------------------------------------
                           Jacksonville, Florida, Port Authority, Seaport Revenue
                           Bonds, AMT (a):
                1,130            5.625% due 11/01/2010 (j)                                  1,243
                1,870            5.625% due 11/01/2026                                      2,023
-------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


        ANNUAL REPORTS                  AUGUST 31, 2005                        9

                               MuniHoldings Florida Insured Fund  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                Value
=================================================================================================
Florida (continued)
-------------------------------------------------------------------------------------------------
                           Jacksonville, Florida, Sales Tax Revenue Bonds (b):
              $ 2,000            5.50% due 10/01/2016                                   $   2,228
                3,800            5.50% due 10/01/2018                                       4,226
-------------------------------------------------------------------------------------------------
                1,500      Jacksonville, Florida, Water and Sewer Revenue Bonds
                           (United Water Florida Project), AMT,
                           6.35% due 8/01/2025 (b)                                          1,534
-------------------------------------------------------------------------------------------------
                           Lee County, Florida, Airport Revenue Bonds (c):
                9,963            RIB, AMT, Series 811-X, 9.20% due 10/01/2029 (f)          12,145
                1,000            Series B, 5.75% due 10/01/2033                             1,109
-------------------------------------------------------------------------------------------------
                  150      Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
                           (Multi-County Program), AMT, Series A-1,
                           7.20% due 3/01/2033 (d)(g)                                         151
-------------------------------------------------------------------------------------------------
                  740      Lee County, Florida, HFA, S/F Mortgage Revenue Refunding
                           Bonds, AMT, Series A-2, 6.30% due 3/01/2029 (d)(e)(g)              748
-------------------------------------------------------------------------------------------------
                8,640      Lee County, Florida, Transportation Facilities Revenue
                           Bonds (Sanibel Bridges and Causeway), Series B,
                           5% due 10/01/2035 (l)                                            9,174
-------------------------------------------------------------------------------------------------
                           Leesburg, Florida, Capital Improvement Revenue Bonds (h):
                1,605            5.25% due 10/01/2027                                       1,764
                3,425            5.25% due 10/01/2034                                       3,746
-------------------------------------------------------------------------------------------------
                  775      Manatee County, Florida, HFA, S/F Mortgage Revenue
                           Refunding Bonds, AMT, Sub-Series 1,
                           6.25% due 11/01/2028 (d)                                           778
-------------------------------------------------------------------------------------------------
                1,330      Marco Island, Florida, Utility System Revenue Bonds,
                           5.25% due 10/01/2020 (a)                                         1,479
-------------------------------------------------------------------------------------------------
                5,990      Martin County, Florida, Utilities System Revenue Bonds,
                           5.125% due 10/01/2033 (b)                                        6,392
-------------------------------------------------------------------------------------------------
                2,000      Miami Beach, Florida, Redevelopment Agency, Tax
                           Increment Revenue Bonds, City Center Tax Allocation
                           (Historic Village), AMT, 5.875% due 12/01/2022 (a)               2,044
-------------------------------------------------------------------------------------------------
                           Miami Beach, Florida, Stormwater Revenue Bonds (h):
                1,630            5.75% due 9/01/2016                                        1,827
                1,000            5.25% due 9/01/2020                                        1,084
                4,400            5.25% due 9/01/2025                                        4,758
                1,910            5.375% due 9/01/2030                                       2,073
-------------------------------------------------------------------------------------------------
                           Miami Beach, Florida, Water and Sewer Revenue Bonds (b):
                2,690            5.625% due 9/01/2018                                       2,992
               10,600            5.75% due 9/01/2025                                       11,795
-------------------------------------------------------------------------------------------------
                           Miami-Dade County, Florida, Aviation Revenue Bonds,
                           AMT, Series A :
                5,000            5% due 10/01/2033 (c)                                      5,187
                4,210            5.125% due 10/01/2035 (c)                                  4,402
                6,000            (Miami International Airport), 6% due 10/01/2024 (h)       6,657
               10,000            (Miami International Airport), 6% due 10/01/2029 (h)      11,095
-------------------------------------------------------------------------------------------------
                           Miami-Dade County, Florida, Educational Facilities
                           Authority Revenue Bonds, Series A (b):
                1,000            5.50% due 4/01/2019                                        1,099
               19,425            6% due 4/01/2023                                          21,700
                5,000            (University of Miami), 5.75% due 4/01/2029                 5,524
                2,810            (University of Miami), 5% due 4/01/2031                    2,985
-------------------------------------------------------------------------------------------------
                           Miami-Dade County, Florida, Expressway Authority, Toll
                           System Revenue Bonds, Series B (h):
                8,995            5.25% due 7/01/2027                                        9,852
               10,375            5% due 7/01/2033                                          11,013
-------------------------------------------------------------------------------------------------
               12,250      Miami-Dade County, Florida, Expressway Authority, Toll
                           System Revenue Refunding Bonds,
                           5.125% due 7/01/2025 (h)                                        13,188
-------------------------------------------------------------------------------------------------
                6,705      Miami-Dade County, Florida, GO (Parks Program),
                           6% due 11/01/2024 (h)                                            7,460
-------------------------------------------------------------------------------------------------
                2,185      Miami-Dade County, Florida, HFA, M/F Mortgage
                           Revenue Bonds (Marbrisa Apartments Project), AMT,
                           Series 2A, 6% due 8/01/2026 (c)                                  2,347
-------------------------------------------------------------------------------------------------
                           Miami-Dade County, Florida, IDA, IDR (b):
                5,100            (Airis Miami II LLC Project), AMT, 6% due 10/15/2019       5,617
                3,280            (BAC Funding Corporation Project), Series A,
                                 5.25% due 10/01/2020                                       3,586
-------------------------------------------------------------------------------------------------
                           Miami-Dade County, Florida, Solid Waste System
                           Revenue Bonds:
                2,945            5.50% due 10/01/2015 (c)                                   3,279
                3,105            5.50% due 10/01/2016 (c)                                   3,455
                8,800            5.25% due 10/01/2030 (a)                                   9,713
-------------------------------------------------------------------------------------------------
                           Nassau County, Florida, Public Improvement Revenue
                           Refunding Bonds (a):
                1,035            5.75% due 5/01/2016                                        1,159
                1,095            5.75% due 5/01/2017                                        1,225
                1,155            5.75% due 5/01/2018                                        1,291
                1,225            5.75% due 5/01/2019                                        1,370
-------------------------------------------------------------------------------------------------
                5,175      Nassau County, Florida, Water and Sewer System
                           Revenue Bonds, 5.125% due 9/01/2033 (a)                          5,519
-------------------------------------------------------------------------------------------------
                    5      Orange County, Florida, HFA, Homeowner Revenue
                           Refunding Bonds, AMT, Series B-1,
                           6.20% due 9/01/2029 (d)(g)                                           5
-------------------------------------------------------------------------------------------------
                2,375      Orange County, Florida, HFA, M/F Housing Revenue
                           Bonds, Series A, 6.40% due 1/01/2031 (a)                         2,477
-------------------------------------------------------------------------------------------------
                1,705      Orange County, Florida, HFA, S/F Mortgage Revenue
                           Bonds, AMT, 6.85% due 10/01/2027 (d)(g)                          1,737
-------------------------------------------------------------------------------------------------
                           Orange County, Florida, Health Facilities Authority,
                           Hospital Revenue Bonds:
                2,900            (Adventist Health System), 6.25% due 11/15/2024            3,262
                9,220            (Orlando Regional Healthcare), 6% due 12/01/2029          10,115
                5,000            (Orlando Regional Healthcare), Series A,
                                 6.25% due 10/01/2018 (a)                                   6,143
-------------------------------------------------------------------------------------------------
                1,300      Orange County, Florida, School Board COP,
                           5.50% due 8/01/2025 (b)                                          1,409
-------------------------------------------------------------------------------------------------
                           Orange County, Florida, Tourist Development, Tax
                           Revenue Bonds (b):
               31,745            5.75% due 10/01/2009 (j)                                  34,909
               27,075            5.50% due 10/01/2032                                      29,816
-------------------------------------------------------------------------------------------------
                           Orlando and Orange County, Florida, Expressway
                           Authority Revenue Bonds, Series B (b):
                3,250            5% due 7/01/2030                                           3,442
               28,700            5% due 7/01/2035                                          30,296
-------------------------------------------------------------------------------------------------
                           Osceola County, Florida, Infrastructure Sales Surplus
                           Tax Revenue Bonds (b):
                3,155            5.375% due 10/01/2018                                      3,504
                7,680            5.25% due 10/01/2025                                       8,366
-------------------------------------------------------------------------------------------------
                           Osceola County, Florida, Sales Tax Revenue Bonds (h):
                2,065            5.625% due 6/01/2016                                       2,319
                1,605            5.625% due 6/01/2017                                       1,801
                1,075            5.625% due 6/01/2018                                       1,205
-------------------------------------------------------------------------------------------------


10      ANNUAL REPORTS                  AUGUST 31, 2005

                               MuniHoldings Florida Insured Fund  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                Value
=================================================================================================
Florida (continued)
-------------------------------------------------------------------------------------------------
              $ 4,240      Osceola County, Florida, School Board, COP, Series A,
                           5.25% due 6/01/2027 (b)                                      $   4,599
-------------------------------------------------------------------------------------------------
                5,560      Osceola County, Florida, Tourist Development Tax
                           Revenue Bonds, Series A, 5.50% due 10/01/2027 (h)                6,160
-------------------------------------------------------------------------------------------------
                           Palm Beach County, Florida, GO (Liquid Acquisition
                           Program), Series B (a):
                4,605            5.75% due 8/01/2016                                        5,082
                5,330            5.75% due 8/01/2018                                        5,874
-------------------------------------------------------------------------------------------------
                5,500      Palm Beach County, Florida, Public Improvement
                           Revenue Bonds (Convention Center Project),
                           5.625% due 11/01/2011 (h)(j)                                     6,204
-------------------------------------------------------------------------------------------------
                6,115      Palm Beach County, Florida, School Board COP,
                           Refunding, Series B, 5.375% due 8/01/2017 (b)                    6,769
-------------------------------------------------------------------------------------------------
                           Palm Beach County, Florida, School Board, COP,
                           Series A (h)(j):
                5,070            6% due 8/01/2010                                           5,756
               13,205            6.25% due 8/01/2010                                       15,141
-------------------------------------------------------------------------------------------------
                2,070      Pembroke Pines, Florida, Public Improvement Revenue
                           Bonds, Series A, 5% due 10/01/2034 (b)                           2,204
-------------------------------------------------------------------------------------------------
                9,885      Polk County, Florida, School Board COP, Master Lease,
                           Series A, 5.50% due 1/01/2025 (c)                               10,830
-------------------------------------------------------------------------------------------------
                9,645      Pompano Beach, Florida, Water and Sewer Revenue
                           Bonds, 6% due 7/01/2020 (h)                                     10,231
-------------------------------------------------------------------------------------------------
                3,000      Port St. Lucie, Florida, GO, 5% due 7/01/2032 (a)                3,208
-------------------------------------------------------------------------------------------------
                           Port St. Lucie, Florida, Utility Revenue Bonds (a):
                1,280            5.25% due 9/01/2026                                        1,421
                1,345            5.25% due 9/01/2027                                        1,477
-------------------------------------------------------------------------------------------------
                           Saint Johns County, Florida, IDA, IDR, Refunding
                           (Professional Golf Project) (a):
                1,275            5.50% due 9/01/2015                                        1,430
                1,345            5.50% due 9/01/2016                                        1,500
                1,420            5.50% due 9/01/2017                                        1,582
                1,500            5.50% due 9/01/2018                                        1,670
-------------------------------------------------------------------------------------------------
                           Saint Johns County, Florida, Sales Tax Revenue Bonds,
                           GO (b):
                1,375            Series A, 5.25% due 10/01/2028                             1,510
                1,355            Series A, 5.25% due 10/01/2031                             1,484
                2,000            Series A, 5.25% due 10/01/2034                             2,187
                1,430            Series B, 5.25% due 10/01/2027                             1,572
                  840            Series B, 5.25% due 10/01/2032                               919
-------------------------------------------------------------------------------------------------
                3,500      Saint Johns County, Florida, Transportation Improvement
                           Revenue Bonds, 5.125% due 10/01/2032 (b)                         3,736
-------------------------------------------------------------------------------------------------
                4,055      Saint Lucie County, Florida, School Board, COP,
                           6.25% due 7/01/2010 (c)(j)                                       4,641
-------------------------------------------------------------------------------------------------
                           Saint Lucie County, Florida, School Board COP,
                           Refunding (c):
                1,495            Series A, 5.50% due 7/01/2018                              1,660
                1,170            Series C, 5.50% due 7/01/2018                              1,299
-------------------------------------------------------------------------------------------------
                           Saint Lucie, Florida, West Services District, Utility
                           Revenue Bonds (a):
                1,720            5.25% due 10/01/2034 (a)                                   1,893
                4,750            5% due 10/01/2038 (a)                                      5,068
-------------------------------------------------------------------------------------------------
                3,250      Saint Lucie, Florida, West Services District, Utility
                           Revenue Refunding Bonds, Senior Lien, 6% due 10/01/2022 (a)      3,693
-------------------------------------------------------------------------------------------------
                1,750      South Lake County, Florida, Hospital District Revenue
                           Bonds (South Lake Hospital Inc.),
                           5.80% due 10/01/2034                                             1,843
-------------------------------------------------------------------------------------------------
                           Sunrise, Florida, Utility System Revenue Refunding
                           Bonds (b):
                8,000            5.50% due 10/01/2018                                       9,257
                2,250            5.20% due 10/01/2022                                       2,554
-------------------------------------------------------------------------------------------------
                2,430      Sunrise Lakes, Florida, Phase 4 Recreation District,
                           Refunding Bonds, GO, 5.25% due 8/01/2024 (b)                     2,541
-------------------------------------------------------------------------------------------------
                           Tallahassee, Florida, Lease Revenue Bonds (Florida
                           State University Project), Series A (a):
                2,800            5.25% due 8/01/2023                                        3,000
                1,000            5.375% due 8/01/2026                                       1,084
-------------------------------------------------------------------------------------------------
               30,335      Tampa Bay, Florida, Water Utility System Revenue Bonds,
                           6% due 10/01/2011 (h)(j)                                        34,815
-------------------------------------------------------------------------------------------------
               14,750      Tampa, Florida, Sports Authority Revenue Bonds
                           (Local Option Sales Tax--Stadium Project),
                           5.25% due 1/01/2027 (a)                                         15,245
-------------------------------------------------------------------------------------------------
                3,835      Taylor County, Florida, Sales Tax Revenue Bonds,
                           6% due 10/01/2010 (h)(j)                                         4,335
-------------------------------------------------------------------------------------------------
                           University of Central Florida (UCF) Athletics
                           Association Inc., COP, Series A (a):
                1,500            5% due 10/01/2030                                          1,597
                8,935            5.25% due 10/01/2034                                       9,700
-------------------------------------------------------------------------------------------------
                           Village Center Community Development District,
                           Florida, Recreational Revenue Bonds, Series A (a):
                4,155            5% due 11/01/2032                                          4,399
               10,775            5.375% due 11/01/2034                                     11,951
                1,750            5.125% due 11/01/2036                                      1,885
-------------------------------------------------------------------------------------------------
                3,000      Village Center Community Development District, Florida,
                           Utility Revenue Bonds, 5.25% due 10/01/2023 (a)                  3,336
-------------------------------------------------------------------------------------------------
               10,185      Volusia County, Florida, Educational Facility Authority,
                           Educational Facilities Revenue Refunding Bonds
                           (Embry-Riddle Aeronautical University, Inc. Project),
                           5% due 10/15/2025 (k)                                           10,748
-------------------------------------------------------------------------------------------------
                9,450      Winter Haven, Florida, Utility System Revenue Refunding
                           and Improvement Bonds, 5% due 10/01/2035 (a)                    10,114
=================================================================================================
District of Columbia--0.4%
-------------------------------------------------------------------------------------------------
                2,050      Metropolitan Washington Airports Authority, D.C.,
                           Airport System Revenue Bonds, AMT, Series A,
                           5.25% due 10/01/2032 (h)                                         2,159
=================================================================================================
Illinois--0.7%
-------------------------------------------------------------------------------------------------
                3,685      Chicago, Illinois, O'Hare International Airport, General
                           Airport Revenue Bonds, Third Lien, AMT, Series D,
                           5% due 1/01/2034 (l)                                             3,822
=================================================================================================
Massachusetts--2.9%
-------------------------------------------------------------------------------------------------
               15,700      Massachusetts State School Building Authority,
                           Dedicated Sales Tax Revenue Bonds, Series A,
                           5% due 8/15/2030 (c)                                            16,805


        ANNUAL REPORTS                  AUGUST 31, 2005                       11

Schedule of Investments (concluded)
                               MuniHoldings Florida Insured Fund  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                Value
=================================================================================================
Mississippi--0.7%
-------------------------------------------------------------------------------------------------
              $ 4,000      Jackson, Mississippi, Municipal Airport Authority,
                           Airport Revenue Refunding Bonds, Series A, 5%
                           due 10/01/2031 (b)                                           $   4,227
=================================================================================================
Pennsylvania--1.4%
-------------------------------------------------------------------------------------------------
                1,680      Delaware County, Pennsylvania, IDA, Water Facilities
                           Revenue Bonds (Aqua Pennsylvania Inc. Project), AMT,
                           Series A, 5% due 11/01/2037 (h)                                  1,758
-------------------------------------------------------------------------------------------------
                5,700      Delaware County, Pennsylvania, IDA, Water Facilities
                           Revenue Refunding Bonds (Aqua Pennsylvania Inc.
                           Project), AMT, Series B, 5% due 11/01/2036 (h)                   5,969
=================================================================================================
Texas--5.4%
-------------------------------------------------------------------------------------------------
               30,000      San Antonio, Texas, Convention Center Hotel Finance
                           Corporation, Contract Revenue Empowerment Zone
                           Bonds, AMT, Series A, 5% due 7/15/2034 (b)                      31,317
=================================================================================================
Puerto Rico--0.8%
-------------------------------------------------------------------------------------------------
                1,580      Puerto Rico Electric Power Authority, Power Revenue
                           Bonds, Series RR, 5% due 7/01/2029 (l)                           1,698
-------------------------------------------------------------------------------------------------
                2,725      Puerto Rico Industrial, Tourist, Educational, Medical and
                           Environmental Control Facilities Revenue Bonds (University
                           Plaza Project), Series A, 5.625% due 7/01/2019 (a)               3,010
-------------------------------------------------------------------------------------------------
                           Total Municipal Bonds
                           (Cost--$865,038)--160.7%                                       926,828
=================================================================================================

               Shares
                 Held      Short-Term Securities
=================================================================================================
                2,535      Merrill Lynch Institutional Tax-Exempt Fund (m)                  2,535
-------------------------------------------------------------------------------------------------
                           Total Short-Term Securities
                           (Cost--$2,535)--0.4%                                             2,535
=================================================================================================
Total Investments (Cost--$867,573*)--161.1%                                               929,363

Other Assets Less Liabilities--1.9%                                                        10,881

Preferred Shares, at Redemption Value--(63.0%)                                           (363,313)
                                                                                        ---------
Net Assets Applicable to Common Shares--100.0%                                          $ 576,931
                                                                                        =========

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................................    $868,208
                                                                       ========
      Gross unrealized appreciation ...............................    $ 61,187
      Gross unrealized depreciation ...............................         (32)
                                                                       --------
      Net unrealized appreciation .................................    $ 61,155
                                                                       ========

(a)   MBIA Insured.
(b)   AMBAC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   FHLMC Collateralized.
(f) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(g)   FNMA Collateralized.
(h)   FGIC Insured.
(i)   FHA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l)   CIFG Insured.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund           (7,800)        $244
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of August 31, 2005 were as follows:

      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
         Bond Market Association Municipal
         Swap Index Rate and pay a fixed
         rate equal to 3.647%
      Broker, JPMorgan Chase Bank
         Expires October 2015                          $65,000            $(961)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12      ANNUAL REPORTS                  AUGUST 31, 2005

Schedule of Investments
                         MuniHoldings New York Insured Fund, Inc. (in Thousands)

                 Face
               Amount      Municipal Bonds                                                Value
=================================================================================================
New York--143.6%
-------------------------------------------------------------------------------------------------
                           Albany County, New York, Airport Authority, Airport
                           Revenue Bonds, AMT (d):
              $ 1,500            5.375% due 12/15/2017                                  $   1,589
                1,500            5.50% due 12/15/2019                                       1,594
                5,200            6% due 12/15/2023                                          5,602
-------------------------------------------------------------------------------------------------
                3,375      Albany, New York, IDA, Civic Facility Revenue Bonds
                           (The University Heights Association--Albany Law
                           School), Series A, 6.75% due 12/01/2029 (l)                      3,822
-------------------------------------------------------------------------------------------------
                1,000      Albany, New York, Municipal Water Finance Authority,
                           Water and Sewer System Revenue Refunding Bonds,
                           Series A, 6.375% due 12/01/2009 (b)(f)                           1,140
-------------------------------------------------------------------------------------------------
                           Buffalo, New York, GO, Series D (d):
                1,000         6% due 12/01/2009 (f)                                         1,126
                1,000         6% due 12/01/2013                                             1,117
-------------------------------------------------------------------------------------------------
                1,025      Erie County, New York, GO, Public Improvement, Series A,
                           5.75% due 10/01/2013 (b)                                         1,131
-------------------------------------------------------------------------------------------------
                           Erie County, New York, IDA, School Facility Revenue
                           Bonds (City of Buffalo Project) (d):
                2,500            5.75% due 5/01/2019                                        2,833
                5,150            5.75% due 5/01/2024                                        5,676
-------------------------------------------------------------------------------------------------
                           Long Island Power Authority, New York, Electric System
                           Revenue Bonds:
                3,000            Series A, 5% due 9/01/2029 (a)                             3,199
                5,950            Series A, 5% due 9/01/2034 (a)                             6,317
                1,045            Series C, 5% due 9/01/2033 (j)                             1,101
-------------------------------------------------------------------------------------------------
                  540      Metropolitan Transportation Authority, New York,
                           Commuter Facilities Revenue Refunding Bonds,
                           Series D, 5.125% due 7/01/2022 (e)(i)                              560
-------------------------------------------------------------------------------------------------
                7,280      Metropolitan Transportation Authority, New York,
                           Dedicated Tax Fund Revenue Bonds, Series A,
                           5% due 11/15/2011 (b)(f)                                         8,001
-------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York,
                           Revenue Bonds :
                2,700            Series A, 5% due 11/15/2033 (a)                            2,885
                2,500            Series A, 4.50% due 11/15/2034 (a)                         2,522
                2,000            Series B, 5% due 11/15/2035 (e)                            2,137
-------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York,
                           Revenue Refunding Bonds:
                3,000            RIB, Series 724X, 8.77% due 11/15/2032 (d)(g)              3,804
                2,500            Series A, 5.25% due 11/15/2031 (b)                         2,731
               29,000            Series A, 5.75% due 11/15/2032 (d)                        32,885
                1,500            Series B, 5% due 11/15/2028 (e)                            1,594
-------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Service
                           Contract Revenue Refunding Bonds, Series A (b):
                3,500            5% due 7/01/2021                                           3,766
                2,000            5% due 7/01/2025                                           2,142
-------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Transit
                           Facilities Revenue Bonds:
                2,500            Series A, 5% due 11/15/2032 (b)                            2,641
                2,535            Series C, 4.75% due 7/01/2012 (d)(f)                       2,757
                1,000            Series C-1, 5.50% due 7/01/2008 (e)(f)                     1,074
-------------------------------------------------------------------------------------------------
                6,300      Metropolitan Transportation Authority, New York,
                           Transportation Revenue Refunding Bonds, Series F,
                           5.25% due 11/15/2027 (e)(f)                                      6,883
-------------------------------------------------------------------------------------------------
                2,385      Monroe Woodbury, New York, Central School District,
                           GO, 5.625% due 5/15/2006 (e)                                     2,480
-------------------------------------------------------------------------------------------------
                1,410      Montgomery County, New York, IDA, Lease Revenue
                           Bonds (Hamilton Fulton Montgomery Board of
                           Cooperative Educational Services Project), Series A,
                           5% due 7/01/2034 (k)                                             1,487
-------------------------------------------------------------------------------------------------
                           Nassau County, New York, Interim Finance Authority,
                           Sales Tax Secured Revenue Refunding Bonds,
                           Series A-2 (a):
                  460            5.375% due 11/15/2013                                        478
                  135            5.375% due 11/15/2014                                        140
-------------------------------------------------------------------------------------------------
                5,210      Nassau Health Care Corporation, New York, Health
                           System Revenue Bonds, 5.75% due 8/01/2009 (d)(f)(n)              5,824
-------------------------------------------------------------------------------------------------
                  705      New York City, New York, City Health and Hospital
                           Corporation, Health System Revenue Bonds, Series A,
                           5.375% due 2/15/2026                                               740
-------------------------------------------------------------------------------------------------
                2,000      New York City, New York, City Health and Hospital
                           Corporation, Health System Revenue Refunding Bonds,
                           Series A, 5.25% due 2/15/2017 (e)                                2,146
-------------------------------------------------------------------------------------------------
                2,340      New York City, New York, City Housing Development
                           Corporation, M/F Housing Revenue Bonds, AMT,
                           Series H-2, 5.125% due 11/01/2034                                2,388
-------------------------------------------------------------------------------------------------
                  885      New York City, New York, City IDA, Civic Facility Revenue
                           Bonds (Anti-Defamation League Foundation), Series A,
                           5.50% due 6/01/2022 (e)                                            940
-------------------------------------------------------------------------------------------------
                1,200      New York City, New York, City IDA, Civic Facility Revenue
                           Refunding Bonds (Nightingale-Bamford School),
                           5.25% due 1/15/2017 (a)                                          1,329
-------------------------------------------------------------------------------------------------
               13,625      New York City, New York, City IDA, IDR (Japan Airlines
                           Company), AMT, 6% due 11/01/2015 (d)                            14,205
-------------------------------------------------------------------------------------------------
                7,965      New York City, New York, City IDA, Parking Facility
                           Revenue Bonds (Royal Charter--New York
                           Presbyterian), 5.75% due 12/15/2029 (d)                          9,096
-------------------------------------------------------------------------------------------------
                5,000      New York City, New York, City IDA, Special Facilities
                           Revenue Bonds (Terminal One Group Association Project),
                           AMT, 6.125% due 1/01/2024 (e)                                    5,075
-------------------------------------------------------------------------------------------------


        ANNUAL REPORTS                  AUGUST 31, 2005                       13

                        MuniHoldings New York Insured Fund, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                Value
=================================================================================================
New York (continued)
-------------------------------------------------------------------------------------------------
              $   500      New York City, New York, City Municipal Water Finance
                           Authority, Water and Sewer System, Crossover Revenue
                           Refunding Bonds, Series F, 5% due 6/15/2029 (d)              $     523
-------------------------------------------------------------------------------------------------
                           New York City, New York, City Municipal Water Finance
                           Authority, Water and Sewer System Revenue Bonds:
               11,500            RIB, Series 726X, 8.77% due 6/15/2027 (e)(g)              14,413
                2,850            Series A, 5.75% due 6/15/2009 (b)(f)                       3,154
                3,970            Series B, 5.75% due 6/15/2006 (e)(f)                       4,101
               11,000            Series B, 5.75% due 6/15/2007 (e)(f)                      11,661
                  900            VRDN, Series C, 2.30% due 6/15/2023 (b)(h)                   900
-------------------------------------------------------------------------------------------------
                           New York City, New York, City Municipal Water Finance
                           Authority, Water and Sewer System, Revenue
                           Refunding Bonds (e):
                1,250            Series A, 5.125% due 6/15/2034                             1,339
                7,380            Series B, 5.75% due 6/15/2026                              7,611
-------------------------------------------------------------------------------------------------
                           New York City, New York, City Transitional Finance
                           Authority, Future Tax Secured Revenue Bonds:
                1,145            Series B, 5.50% due 2/01/2012 (e)                          1,273
                  805            Series B, 5.50% due 2/01/2013 (e)                            895
                6,405            Series B, 6.25% due 11/15/2018 (b)                         7,342
                1,990            Series C, 5.50% due 5/01/2009 (f)                          2,180
                1,180            Series C, 5.50% due 5/01/2025                              1,273
               16,200            Series C, 5% due 2/01/2033 (b)                            17,146
                2,500            Series E, 5.25% due 2/01/2022 (e)                          2,759
-------------------------------------------------------------------------------------------------
                1,000      New York City, New York, City Transitional Finance
                           Authority Revenue Refunding Bonds, Series A,
                           5% due 11/15/2026 (b)                                            1,059
-------------------------------------------------------------------------------------------------
                           New York City, New York, GO:
                4,750            RIB, Series 725X, 8.77% due 3/15/2027 (d)(g)               5,925
                4,500            Series B, 5.75% due 8/01/2013 (e)                          5,032
                3,750            Series D, 5.25% due 10/15/2023                             4,056
                2,500            Series D, 5% due 11/01/2026                                2,643
                5,000            Series D, 5% due 11/01/2034                                5,255
                1,725            Series I, 6.25% due 4/15/2007 (e)(f)                       1,835
                  125            Series I, 6.25% due 4/15/2027 (e)                            132
                8,000            Series J, 5% due 5/15/2023                                 8,468
                8,000            Series M, 5% due 4/01/2035                                 8,423
                1,150            Sub-Series C-1, 5.25% due 8/15/2026                        1,245
-------------------------------------------------------------------------------------------------
                           New York City, New York, GO, Refunding, Series A:
                  880            6.375% due 5/15/2010 (b)(f)                                1,013
                  120            6.375% due 5/15/2013 (b)                                     137
                3,700            6.25% due 5/15/2026 (d)                                    4,192
-------------------------------------------------------------------------------------------------
                           New York City, New York, IDA, Civic Facility Revenue
                           Bonds (Ethical Culture Fieldston School Project),
                           Sub-Series B-1 (k):
                5,000            4.50% due 6/01/2035                                        5,043
                4,095            5% due 6/01/2035                                           4,395
-------------------------------------------------------------------------------------------------
                           New York City, New York, Sales Tax Asset Receivable
                           Corporation Revenue Bonds (a):
                1,250            DRIVERS, Series 884-Z, 7.373% due 10/15/2012 (g)           1,505
                5,855            Series A, 5% due 10/15/2029                                6,275
               25,250            Series A, 5% due 10/15/2032                               26,928
                1,745            Series A, 4.50% due 10/15/2033                             1,766
-------------------------------------------------------------------------------------------------
                3,950      New York City, New York, Trust for Cultural Resources,
                           Revenue Refunding Bonds (American Museum of
                           Natural History), Series A, 5% due 7/01/2036 (e)                 4,208
-------------------------------------------------------------------------------------------------
                2,300      New York State Dormitory Authority, Hospital Revenue
                           Bonds (New York Methodist Hospital), Series A,
                           6.05% due 8/01/2006 (a)(c)(f)                                    2,412
-------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Hospital Revenue
                           Refunding Bonds:
                1,000            (New York Presbyterian Hospital),
                                 5.50% due 8/01/2011 (a)(c)                                 1,108
                2,000            (North General Hospital), 5.75% due 2/15/2017 (k)          2,273
-------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Lease
                           Revenue Bonds:
                1,535            (Municipal Health Facilities Improvement Program),
                                 Series 1, 5.50% due 1/15/2014 (d)                          1,696
                  645            (Office Facilities Audit and Control),
                                 5.50% due 4/01/2023 (e)                                      701
-------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Mental Health
                           Services Facilities Improvement, Revenue Bonds,
                           Series B (a):
                2,500            5% due 2/15/2030                                           2,665
                2,500            5% due 2/15/2035                                           2,657
-------------------------------------------------------------------------------------------------
                2,850      New York State Dormitory Authority, Non-State
                           Supported Debt, Revenue Refunding Bonds (School
                           Districts Bond Financing Program), Series C, 5%
                           due 4/01/2035 (e)                                                3,035
-------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Bonds:
                1,340            (853 Schools Program), Issue 2, Series E,
                                 5.75% due 7/01/2019 (a)                                    1,477
                1,200            (Cooper Union of Advance Science),
                                 6.25% due 7/01/2029 (e)                                    1,338
                2,058            (Gustavus Adolphus Child & Family Services, Inc.),
                                 Series B, 5.50% due 7/01/2018 (a)                          2,248
                6,750            (Interfaith Medical Center), Series D,
                                 5.40% due 2/15/2028 (e)                                    7,175
                1,585            (Long Island University), Series B,
                                 5.50% due 9/01/2020 (l)                                    1,731
                1,250            (Long Island University), Series B,
                                 5.25% due 9/01/2028 (l)                                    1,335
                1,180            (New York State Rehabilitation Association),
                                 Series A, 5.25% due 7/01/2019 (j)                          1,297
                1,000            (New York State Rehabilitation Association),
                                 Series A, 5.125% due 7/01/2023 (j)                         1,070
                5,345            (Pace University), 6% due 7/01/2010 (e)(f)                 6,076
                2,150            (Saint Barnabas Hospital),
                                 5.45% due 8/01/2035 (a)(c)                                 2,263
                1,240            (School Districts Financing Program), Series D,
                                 5% due 10/01/2030 (e)                                      1,306
                6,900            (School Districts Financing Program), Series E,
                                 5.75% due 10/01/2030 (e)                                   7,811
                1,400            (State University Educational Facilities), Series B,
                                 5.75% due 5/15/2010 (d)(f)                                 1,572
                1,595            (Upstate Community Colleges), Series A,
                                 6% due 7/01/2010 (d)(f)                                    1,813
-------------------------------------------------------------------------------------------------


14      ANNUAL REPORTS                  AUGUST 31, 2005

                        MuniHoldings New York Insured Fund, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                Value
=================================================================================================
New York (continued)
-------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Revenue
                           Refunding Bonds:
              $ 3,700            (Bronx-Lebanon Hospital Center), Series E,
                                 5.20% due 2/15/2013 (e)                                $   3,918
                1,865            (City University System), Series 1,
                                 5.25% due 7/01/2014 (b)                                    1,989
                3,400            (Saint Charles Hospital and Rehabilitation Center),
                                 Series A, 5.625% due 7/01/2012 (e)                         3,688
                1,370            (School District Financing Program), Series I,
                                 5.75% due 10/01/2018 (e)                                   1,563
                4,485            Series B, 5.50% due 2/15/2007 (e)(f)                       4,736
-------------------------------------------------------------------------------------------------
                6,500      New York State Dormitory Authority, State University
                           Educational Facilities Revenue Refunding Bonds
                           (1989 Resources), 6% due 5/15/2012 (e)                           7,322
-------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Supported Debt
                           Revenue Bonds (Mental Health Facilities):
                1,550            Series B, 5.25% due 2/15/2014 (f)                          1,739
                  285            Series B, 5.25% due 2/15/2023                                309
                1,060            Series D, 5.875% due 8/15/2010 (d)(f)                      1,193
                   40            Series D, 5.875% due 2/15/2015 (d)                            45
-------------------------------------------------------------------------------------------------
                1,000      New York State Dormitory Authority, Supported Debt
                           Revenue Refunding Bonds (Department of Health),
                           Series A, 5% due 7/01/2025 (j)                                   1,072
-------------------------------------------------------------------------------------------------
                6,000      New York State Energy Research and Development
                           Authority, PCR, Refunding (Central Hudson Gas and
                           Electric), Series A, 5.45% due 8/01/2027 (a)                     6,497
-------------------------------------------------------------------------------------------------
                6,000      New York State Environmental Facilities Corporation,
                           Water Facilities Revenue Bonds (Long Island Water Corp.
                           Project), AMT, Series A, 4.90% due 10/01/2034 (e)                6,164
-------------------------------------------------------------------------------------------------
                4,400      New York State Environmental Facilities Corporation,
                           Water Facilities Revenue Refunding Bonds (Spring Valley
                           Water Company), Series B, 6.15% due 8/01/2024 (a)                4,456
-------------------------------------------------------------------------------------------------
                           New York State, HFA, Revenue Refunding Bonds, Series A:
                2,000            (Fulton Manor), 6.10% due 11/15/2025 (a)(c)                2,058
                1,560            (Housing Mortgage Project)
                                 6.10% due 11/01/2015 (d)                                   1,627
-------------------------------------------------------------------------------------------------
                  750      New York State Housing Finance Agency, State Personal
                           Income Tax Revenue Bonds (Economic Development and
                           Housing), Series A, 5% due 9/15/2023 (e)                           803
-------------------------------------------------------------------------------------------------
                           New York State Housing Finance Agency, State Personal
                           Income Tax, Revenue Refunding Bonds (Economic
                           Development and Housing), Series A (b):
                2,000            5% due 9/15/2030                                           2,123
                1,000            5% due 9/15/2034                                           1,058
-------------------------------------------------------------------------------------------------
                6,800      New York State Medical Care Facilities Finance Agency,
                           Revenue Bonds (Montefiore Medical Center), Series A,
                           5.75% due 2/15/2025 (a)(c)                                       6,982
-------------------------------------------------------------------------------------------------
                2,805      New York State Mortgage Agency, Homeowner
                           Mortgage Revenue Bonds, AMT, Series 84,
                           5.90% due 4/01/2022 (e)                                          2,912
-------------------------------------------------------------------------------------------------
                           New York State Mortgage Agency, Homeowner
                           Mortgage Revenue Refunding Bonds:
                2,140            AMT, Series 67, 5.70% due 10/01/2017 (e)                   2,208
               13,285            AMT, Series 67, 5.80% due 10/01/2028 (e)                  13,550
                1,000            Series 61, 5.80% due 10/01/2017                            1,042
                2,100            Series 83, 5.55% due 10/01/2027 (e)                        2,182
-------------------------------------------------------------------------------------------------
                           New York State Mortgage Agency Revenue Bonds,
                           AMT, Series 27:
                3,500            5.80% due 10/01/2020                                       3,651
                5,700            5.875% due 4/01/2030 (e)                                   5,963
-------------------------------------------------------------------------------------------------
                1,285      New York State Mortgage Agency, Revenue Refunding
                           Bonds, AMT, Series 82, 5.65% due 4/01/2030 (e)                   1,321
-------------------------------------------------------------------------------------------------
                           New York State Municipal Bond Bank Agency, Special
                           School Purpose Revenue Bonds, Series C:
                2,000            5.25% due 6/01/2019                                        2,176
                3,900            5.25% due 6/01/2020                                        4,274
-------------------------------------------------------------------------------------------------
                5,000      New York State Thruway Authority, General Revenue
                           Bonds, Series F, 5% due 1/01/2030 (a)                            5,334
-------------------------------------------------------------------------------------------------
                8,000      New York State Thruway Authority, Highway and
                           Bridge Trust Fund Revenue Bonds, Series B-1,
                           5.75% due 4/01/2010 (b)(f)                                       8,965
-------------------------------------------------------------------------------------------------
                3,000      New York State Thruway Authority, Highway and Bridge
                           Trust Fund, Second General Revenue Refunding Bonds,
                           Series B, 5% due 4/01/2021 (a)                                   3,270
-------------------------------------------------------------------------------------------------
                3,095      New York State Thruway Authority, Local Highway and
                           Bridge Service Contract, Revenue Refunding Bonds,
                           6% due 4/01/2012 (e)                                             3,301
-------------------------------------------------------------------------------------------------
                3,045      New York State Thruway Authority, Second General
                           Highway and Bridge Trust Fund Revenue Bonds, Series A,
                           5.25% due 4/01/2013 (e)(f)                                       3,421
-------------------------------------------------------------------------------------------------
                3,000      New York State Urban Development Corporation,
                           Personal Income Tax Revenue Bonds, Series C-1,
                           5% due 3/15/2013 (e)(f)                                          3,319
-------------------------------------------------------------------------------------------------
                1,000      Niagara Falls, New York, City School District, COP,
                           Refunding (High School Facility), 5% due 6/15/2028 (d)           1,064
-------------------------------------------------------------------------------------------------
                1,700      Oneida County, New York, IDA, Civic Facilities Revenue
                           Bonds (Mohawk Valley), Series A, 5.20%
                           due 2/01/2013 (d)                                                1,807
-------------------------------------------------------------------------------------------------
                1,800      Oneida-Herkimer, New York, Solid Waste
                           Management Authority, Solid Waste Revenue Refunding
                           Bonds, 5.50% due 4/01/2013 (d)                                   2,017
-------------------------------------------------------------------------------------------------
                2,500      Port Authority of New York and New Jersey,
                           Consolidated Revenue Bonds, AMT, 137th Series,
                           5.125% due 7/15/2030 (d)                                         2,681
-------------------------------------------------------------------------------------------------
                5,000      Port Authority of New York and New Jersey,
                           Consolidated Revenue Refunding Bonds, 132nd Series,
                           5% due 9/01/2033 (j)                                             5,319
-------------------------------------------------------------------------------------------------


        ANNUAL REPORTS                  AUGUST 31, 2005                       15

                        MuniHoldings New York Insured Fund, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                Value
=================================================================================================
New York (concluded)
-------------------------------------------------------------------------------------------------
              $ 6,000      Port Authority of New York and New Jersey, Revenue
                           Refunding Bonds, DRIVERS, AMT, Series 177,
                           9.189% due 10/15/2032 (e)(g)                                 $   6,787
-------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Special
                           Obligation Revenue Bonds, AMT (e):
               13,365            DRIVERS, Series 278, 8.678% due 12/01/2022 (g)            15,256
                3,000            (JFK International Air Terminal LLC), Series 6,
                                 6.25% due 12/01/2011                                       3,399
                7,830            (JFK International Air Terminal LLC), Series 6,
                                 6.25% due 12/01/2015                                       9,141
                7,000            (JFK International Air Terminal LLC), Series 6,
                                 5.90% due 12/01/2017                                       7,529
-------------------------------------------------------------------------------------------------
                2,340      Rome, New York, City School District, GO,
                           5.50% due 6/15/2009 (d)(f)                                       2,562
-------------------------------------------------------------------------------------------------
                5,000      Schenectady, New York, IDA, Civic Facility Revenue
                           Bonds (Union College Project), Series A, 5.45%
                           due 12/01/2029 (a)                                               5,486
-------------------------------------------------------------------------------------------------
                3,000      Schenectady, New York, IDA, Civic Facility Revenue
                           Refunding Bonds (Union College Project), Series A,
                           5.625% due 7/01/2031 (a)                                         3,374
-------------------------------------------------------------------------------------------------
                4,355      Suffolk County, New York, IDA, IDR (Keyspan--Port
                           Jefferson), AMT, 5.25% due 6/01/2027                             4,556
-------------------------------------------------------------------------------------------------
                           Suffolk County, New York, IDA, Solid Waste Disposal
                           Facility, Revenue Refunding Bonds (Ogden Martin System
                           Huntington Project), AMT (a):
                4,660            6% due 10/01/2010                                          5,215
                5,000            6.15% due 10/01/2011                                       5,708
                3,530            6.25% due 10/01/2012                                       4,098
-------------------------------------------------------------------------------------------------
                           Tobacco Settlement Financing Corporation of New York
                           Revenue Bonds:
                5,000            Series A-1, 5.25% due 6/01/2020 (a)                        5,497
               20,275            Series A-1, 5.25% due 6/01/2021 (a)                       22,217
                2,000            Series A-1, 5.25% due 6/01/2022 (a)                        2,185
                3,700            Series C-1, 5.50% due 6/01/2021                            4,095
-------------------------------------------------------------------------------------------------
                           Triborough Bridge and Tunnel Authority, New York,
                           Revenue Refunding Bonds (e):
               12,000            5.25% due 11/15/2023                                      13,174
                8,315            5% due 11/15/2032                                          8,736
                2,095            Series A, 5% due 1/01/2012 (f)                             2,298
                  405            Series A, 5% due 1/01/2032                                   424
                1,500            Series B, 5% due 11/15/2032                                1,576
-------------------------------------------------------------------------------------------------
                           Triborough Bridge and Tunnel Authority, New York,
                           Subordinate Revenue Bonds:
                2,465            5% due 11/15/2028 (a)                                      2,620
                6,000            Series A, 5.25% due 11/15/2030 (e)                         6,515
-------------------------------------------------------------------------------------------------
                7,000      Westchester County, New York, IDA, Civic Facility
                           Revenue Bonds (Purchase College Foundation Housing
                           Project), Series A, 5.75% due 12/01/2031 (a)                     7,990
-------------------------------------------------------------------------------------------------
                5,000      Yonkers, New York, GO, Refunding, Series B,
                           5% due 8/01/2035 (e)                                             5,321
-------------------------------------------------------------------------------------------------
                1,795      Yonkers, New York, GO, Series A, 5.75%
                           due 10/01/2010 (b)                                               2,030
=================================================================================================
Guam--1.1%
-------------------------------------------------------------------------------------------------
                           A.B. Won Guam International Airport Authority, General
                           Revenue Refunding Bonds, AMT, Series C (e):
                3,700            5.25% due 10/01/2021                                       3,965
                1,050            5.25% due 10/01/2022                                       1,125
=================================================================================================
Puerto Rico--19.3%
-------------------------------------------------------------------------------------------------
                           Puerto Rico Commonwealth, Highway and
                           Transportation Authority, Transportation Revenue Bonds:
                4,800            5.25% due 7/01/2017 (b)                                    5,364
                1,250            Trust Receipts, Class R, Series B,
                                 8.912% due 7/01/2035 (e)(g)                                1,556
-------------------------------------------------------------------------------------------------
               15,495      Puerto Rico Commonwealth, Highway and
                           Transportation Authority, Transportation Revenue
                           Refunding Bonds, Series D, 5.75% due 7/01/2041                  17,347
-------------------------------------------------------------------------------------------------
                           Puerto Rico Commonwealth, Infrastructure Financing
                           Authority, Special Tax and Capital Appreciation Revenue
                           Bonds, Series A:
               11,780            4.62%** due 7/01/2031 (b)                                  3,701
                5,500            4.66%** due 7/01/2033 (b)                                  1,566
                9,300            4.66%** due 7/01/2034 (a)                                  2,532
                6,700            4.67%** due 7/01/2037 (a)                                  1,578
-------------------------------------------------------------------------------------------------
                           Puerto Rico Commonwealth, Infrastructure Financing
                           Authority, Special Tax Revenue Bonds, Series B:
                6,750            5% due 7/01/2041                                           7,107
                4,750            5% due 7/01/2041 (j)                                       5,041
-------------------------------------------------------------------------------------------------
                           Puerto Rico Commonwealth, Public Improvement,
                           GO, Series A:
                4,600            5.25% due 7/01/2019                                        4,993
                7,475            5.25% due 7/01/2020                                        8,103
-------------------------------------------------------------------------------------------------
                           Puerto Rico Electric Power Authority, Power
                           Revenue Bonds:
                4,750            Series NN, 5.125% due 7/01/2029                            5,101
                4,850            Series RR, 5% due 7/01/2029 (j)                            5,212
                4,950            Series RR, 5% due 7/01/2030 (k)                            5,307
                7,000            Series RR, 5% due 7/01/2035 (b)                            7,523
-------------------------------------------------------------------------------------------------
                4,100      Puerto Rico Public Buildings Authority, Government
                           Facilities, Revenue Refunding Bonds, Series J,
                           5% due 7/01/2036 (a)                                             4,486
-------------------------------------------------------------------------------------------------
                5,600      Puerto Rico Public Finance Corporation Revenue Bonds,
                           DRIVERS, Series 272, 8.567% due 8/01/2030 (g)                    6,043
-------------------------------------------------------------------------------------------------
                           Total Municipal Bonds
                           (Cost--$743,363)--164.0%                                       784,679
-------------------------------------------------------------------------------------------------

               Shares
                 Held      Short-Term Securities
=================================================================================================
                   43      CMA New York Municipal Money Fund (m)                               43
-------------------------------------------------------------------------------------------------
                           Total Short-Term Securities (Cost--$43)--0.0%                       43
=================================================================================================
Total Investments (Cost--$743,406*)--164.0%                                               784,722

Other Assets Less Liabilities--1.4%                                                         6,721

Preferred Stock, at Redemption Value--(65.4%)                                            (313,030)
                                                                                        ---------
Net Assets Applicable to Common Stock--100.0%                                           $ 478,413
                                                                                        =========


16      ANNUAL REPORTS                  AUGUST 31, 2005

Schedule of Investments (concluded)
                        MuniHoldings New York Insured Fund, Inc.  (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................................    $743,315
                                                                       ========
      Gross unrealized appreciation ...............................    $ 41,446
      Gross unrealized depreciation ...............................         (39)
                                                                       --------
      Net unrealized appreciation .................................    $ 41,407
                                                                       ========

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   Escrowed to maturity.
(j)   CIFG Insured.
(k)   XL Capital Insured.
(l)   Radian Insured.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net              Dividend
      Affiliate                                     Activity             Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                15                   $15
      --------------------------------------------------------------------------

(n) All or a portion of security held as collateral in connection with open financial futures contracts.

      Financial futures contracts sold as of August 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration         Face       Unrealized
      Contracts         Issue             Date            Value     Depreciation
      --------------------------------------------------------------------------
         510        Ten-Year U.S.       September
                    Treasury Bond         2005           $57,294          $(296)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        ANNUAL REPORTS                  AUGUST 31, 2005                       17

Statements of Net Assets

                                                                                            MuniHoldings      MuniHoldings
                                                                                               Florida          New York
                                                                                               Insured          Insured
As of August 31, 2005                                                                           Fund           Fund, Inc.
===========================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value* ...............    $ 926,827,502     $ 784,679,319
                       Investments in affiliated securities, at value** ................        2,535,265            43,144
                       Cash ............................................................           47,714            43,875
                       Interest receivable .............................................       14,230,904        10,669,214
                       Receivable for securities sold ..................................        1,365,000         3,241,290
                       Dividend receivable from affiliates .............................              160                 2
                       Prepaid expenses and other assets ...............................            3,102             3,455
                                                                                            -------------------------------
                       Total assets ....................................................      945,009,647       798,680,299
                                                                                            -------------------------------
===========================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ..........          961,415                --
                       Payable for securities purchased ................................        3,385,683         6,451,680
                       Payable to investment adviser ...................................          316,645           263,174
                       Payable for other affiliates ....................................           11,283             6,992
                       Variation margin payable ........................................               --           239,063
                       Dividends payable to Common Stock shareholders/Common
                        Shareholders ...................................................               --           185,820
                       Accrued expenses and other liabilities ..........................           90,692            90,046
                                                                                            -------------------------------
                       Total liabilities ...............................................        4,765,718         7,236,775
                                                                                            -------------------------------
===========================================================================================================================
Preferred Stock/Shares
---------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock/Shares, at redemption value, par value
                        $.10 per share of AMPS@ at $25,000 per share
                        liquidation preference*** ......................................      363,313,216       313,030,057
                                                                                            -------------------------------
===========================================================================================================================
Net Assets Applicable to Common Stock/Shares
---------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock/Shares ....................    $ 576,930,713     $ 478,413,467
                                                                                            ===============================
===========================================================================================================================
Analysis of Net Assets Applicable to Common Stock/Shares
---------------------------------------------------------------------------------------------------------------------------
                       Undistributed investment income--net ............................    $   6,553,712     $   5,288,059
                       Accumulated realized capital losses--net ........................      (65,217,752)      (45,875,805)
                       Unrealized appreciation--net ....................................       60,827,905        41,020,636
                                                                                            -------------------------------
                       Total accumulated earnings--net .................................        2,163,865           432,890
                                                                                            -------------------------------
                       Common Stock/Shares, par value $.10 per share+ ..................        3,766,315         3,078,462
                       Paid-in capital in excess of par ................................      571,000,533       474,902,115
                                                                                            -------------------------------
                       Net Assets ......................................................    $ 576,930,713     $ 478,413,467
                                                                                            ===============================


18      ANNUAL REPORTS                  AUGUST 31, 2005

Statements of Net Assets (concluded)

                                                                                            MuniHoldings      MuniHoldings
                                                                                               Florida          New York
                                                                                               Insured          Insured
As of August 31, 2005                                                                            Fund           Fund, Inc.
===========================================================================================================================
Net Assets Value
---------------------------------------------------------------------------------------------------------------------------
                       Net assets value per share of Common Stock/Shares ...............    $       15.32     $       15.54
                                                                                            ===============================
                       Market price ....................................................    $       15.75     $       15.28
                                                                                            ===============================
                          * Identified cost for unaffiliated securities ................    $ 865,038,182     $ 743,362,416
                                                                                            ===============================
                         ** Identified cost for affiliated securities ..................    $   2,535,265     $      43,144
                                                                                            ===============================
                        *** Preferred Stock/Shares authorized, issued and
                             outstanding:
                               Series A Stock/Shares ...................................            2,095             1,900
                                                                                            ===============================
                               Series B Stock/Shares ...................................            3,495             1,900
                                                                                            ===============================
                               Series C Stock/Shares ...................................            3,440             3,040
                                                                                            ===============================
                               Series D Stock/Shares ...................................            2,160             3,680
                                                                                            ===============================
                               Series E Stock/Shares ...................................            3,340             2,000
                                                                                            ===============================
                          + Common Stock/Shares issued and outstanding .................       37,663,153        30,784,615
                                                                                            ===============================

@     Auction Market Preferred Stock/Shares.

      See Notes to Financial Statements.


        ANNUAL REPORTS                  AUGUST 31, 2005                       19

Statements of Operations

                                                                                            MuniHoldings      MuniHoldings
                                                                                               Florida          New York
                                                                                               Insured          Insured
For the Year Ended August 31, 2005                                                              Fund           Fund, Inc.
===========================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------
                       Interest and amortization of premium and discount earned ........    $  47,207,236     $  37,380,917
                       Dividends from affiliates .......................................          243,721            14,829
                                                                                            -------------------------------
                       Total income ....................................................       47,450,957        37,395,746
                                                                                            -------------------------------
===========================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ........................................        5,173,879         4,340,557
                       Commission fees .................................................          925,660           795,786
                       Accounting services .............................................          271,846           243,431
                       Transfer agent fees .............................................           97,001            90,372
                       Professional fees ...............................................           59,787            55,679
                       Printing and shareholder reports ................................           47,547            43,802
                       Custodian fees ..................................................           45,015            41,670
                       Directors'/Trustees' fees and expenses ..........................           33,540            33,643
                       Pricing fees ....................................................           28,496            29,977
                       Listing fees ....................................................           26,757            21,891
                       Other ...........................................................           12,249            48,989
                                                                                            -------------------------------
                       Total expenses before waiver and reimbursement ..................        6,721,777         5,745,797
                       Waiver and reimbursement of expenses ............................         (336,823)         (325,291)
                                                                                            -------------------------------
                       Total expenses after waiver and reimbursement ...................        6,384,954         5,420,506
                                                                                            -------------------------------
                       Investment income--net ..........................................       41,066,003        31,975,240
                                                                                            -------------------------------
===========================================================================================================================
Realized & Unrealized Gain (Loss)--Net
---------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .............................................        3,844,199         3,355,550
                          Futures contracts and/or forward interest rate swaps--net ....       (5,769,147)       (5,732,569)
                                                                                            -------------------------------
                       Total realized loss--net ........................................       (1,924,948)       (2,377,019)
                                                                                            -------------------------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net .............................................        1,657,775         5,334,606
                          Futures contracts and/or forward interest rate swaps--net ....        1,653,871         3,505,740
                                                                                            -------------------------------
                       Total change in unrealized appreciation/depreciation--net .......        3,311,646         8,840,346
                                                                                            -------------------------------
                       Total realized and unrealized gain--net .........................        1,386,698         6,463,327
                                                                                            -------------------------------
===========================================================================================================================
Dividends to Preferred Stock Shareholders/Preferred Shareholders
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..........................................       (6,626,611)       (5,197,939)
                                                                                            -------------------------------
                       Net Increase in Net Assets Resulting from Operations ............    $  35,826,090     $  33,240,628
                                                                                            ===============================

      See Notes to Financial Statements.


20      ANNUAL REPORTS                  AUGUST 31, 2005

Statements of Changes in Net Assets            MuniHoldings Florida Insured Fund

                                                                                                  For the Year Ended
                                                                                                      August 31,
                                                                                            -------------------------------
Increase (Decrease) in Net Assets:                                                              2005              2004
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..........................................    $  41,066,003     $  41,889,397
                       Realized loss--net ..............................................       (1,924,948)       (7,608,498)
                       Change in unrealized appreciation/depreciation--net .............        3,311,646        19,399,334
                       Dividends to Preferred Shareholders .............................       (6,626,611)       (3,460,330)
                                                                                            -------------------------------
                       Net increase in net assets resulting from operations ............       35,826,090        50,219,903
                                                                                            -------------------------------
===========================================================================================================================
Dividends to Common Shareholders
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..........................................      (37,933,871)      (37,703,849)
                                                                                            -------------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Shareholders ...................................................      (37,933,871)      (37,703,849)
                                                                                            -------------------------------
===========================================================================================================================
Capital Share Transactions
---------------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Shareholders in reinvestment
                        of dividends ...................................................          529,463                --
                                                                                            -------------------------------
===========================================================================================================================
Net Assets Applicable to Common Shares
---------------------------------------------------------------------------------------------------------------------------
                       Total increase/decrease in net assets applicable to Common
                        Shares .........................................................       (1,578,318)       12,516,054
                       Beginning of year ...............................................      578,509,031       565,992,977
                                                                                            -------------------------------
                       End of year* ....................................................    $ 576,930,713     $ 578,509,031
                                                                                            ===============================
                          * Undistributed investment income--net .......................    $   6,553,712     $  10,048,191
                                                                                            ===============================

                                        MuniHoldings New York Insured Fund, Inc.

                                                                                                   For the Year Ended
                                                                                                       August 31,
                                                                                            -------------------------------
                                                                                                2005              2004
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..........................................    $  31,975,240     $  32,292,063
                       Realized loss--net ..............................................       (2,377,019)       (8,733,114)
                       Change in unrealized appreciation/depreciation--net .............        8,840,346        14,608,114
                       Dividends to Preferred Stock shareholders .......................       (5,197,939)       (2,600,404)
                                                                                            -------------------------------
                       Net increase in net assets resulting from operations ............       33,240,628        35,566,659
                                                                                            -------------------------------
===========================================================================================================================
Dividends to Common Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..........................................      (29,183,815)      (28,722,046)
                                                                                            -------------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Stock shareholders .............................................      (29,183,815)      (28,722,046)
                                                                                            -------------------------------
===========================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Stock .........        4,056,813         6,844,613
                       Beginning of year ...............................................      474,356,654       467,512,041
                                                                                            -------------------------------
                       End of year* ....................................................    $ 478,413,467     $ 474,356,654
                                                                                            ===============================
                          * Undistributed investment income--net .......................    $   5,288,059     $   7,693,792
                                                                                            ===============================

      See Notes to Financial Statements.


        ANNUAL REPORTS                  AUGUST 31, 2005                       21

Financial Highlights                           MuniHoldings Florida Insured Fund

                                                                            For the Year Ended August 31,
The following per share data and ratios have been derived    ------------------------------------------------------------
from information provided in the financial statements.         2005         2004         2003         2002         2001
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........    $  15.37     $  15.04     $  15.41     $  15.29     $  13.85
                                                             ------------------------------------------------------------
            Investment income--net ......................        1.09+        1.11+        1.15+        1.14         1.02
            Realized and unrealized gain (loss)--net ....         .05          .31         (.46)         .06         1.42
            Dividends and distributions to Preferred
             Shareholders:
               Investment income--net ...................        (.18)        (.09)        (.10)        (.13)        (.22)
               Realized gain--net .......................          --           --           --           --@          --
            Capital write-off (charge) resulting from
             issuance of Preferred Shares ...............          --           --           --           --           --@
                                                             ------------------------------------------------------------
            Total from investment operations ............         .96         1.33          .59         1.07         2.22
                                                             ------------------------------------------------------------
            Less dividends and distributions to Common
             Shareholders:
               Investment income--net ...................       (1.01)       (1.00)        (.96)        (.95)        (.78)
               Realized gain--net .......................          --           --           --           --@          --
                                                             ------------------------------------------------------------
            Total dividends and distributions to Common
             Shareholders ...............................       (1.01)       (1.00)        (.96)        (.95)        (.78)
                                                             ------------------------------------------------------------
            Net asset value, end of year ................    $  15.32     $  15.37     $  15.04     $  15.41     $  15.29
                                                             ============================================================
            Market price per share, end of year .........    $  15.75     $  14.84     $  14.08     $  14.66     $  14.04
                                                             ============================================================
=========================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........        6.49%        9.43%        4.17%        7.75%       17.47%
                                                             ============================================================
            Based on market price per share .............       13.39%       12.86%        2.51%       11.63%       27.82%
                                                             ============================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Common Shares
-------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of waiver and
             reimbursement and excluding reorganization
             expenses** .................................        1.11%        1.10%        1.10%        1.13%        1.14%
                                                             ============================================================
            Total expenses, excluding reorganization
             expenses** .................................        1.16%        1.17%        1.17%        1.20%        1.23%
                                                             ============================================================
            Total expenses** ............................        1.16%        1.17%        1.17%        1.21%        1.26%
                                                             ============================================================
            Total investment income--net** ..............        7.11%        7.23%        7.40%        7.71%        7.88%
                                                             ============================================================
            Amount of dividends to Preferred Shareholders        1.15%         .60%         .65%         .96%        2.31%
                                                             ============================================================
            Investment income--net, to Common Shareholders       5.96%        6.63%        6.75%        6.75%        5.57%
                                                             ============================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Preferred Shares
-------------------------------------------------------------------------------------------------------------------------
            Dividends to Preferred Shareholders .........        1.82%         .95%        1.06%        1.49%        3.43%
                                                             ============================================================


22      ANNUAL REPORTS                  AUGUST 31, 2005

Financial Highlights (concluded)               MuniHoldings Florida Insured Fund

                                                                            For the Year Ended August 31,
The following per share data and ratios have been derived    ------------------------------------------------------------
from information provided in the financial statements.         2005         2004         2003         2002         2001
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Shares, end
             of year (in thousands) .....................    $576,931     $578,509     $565,993     $580,003     $575,251
                                                             ============================================================
            Preferred Shares outstanding, end of year
             (in thousands) .............................    $363,250     $363,250     $363,250     $363,250     $363,250
                                                             ============================================================
            Portfolio turnover ..........................       26.50%       21.20%       27.40%       13.89%       47.50%
                                                             ============================================================
=========================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------
            Asset coverage per $1,000 ...................    $  2,588     $  2,593     $  2,558     $  2,597     $  2,584
                                                             ============================================================
=========================================================================================================================
Dividends Per Share on Preferred Shares Outstanding
-------------------------------------------------------------------------------------------------------------------------
            Series A--Investment income--net ............    $    441     $    233     $    252     $    362     $    885
                                                             ============================================================
            Series B--Investment income--net ............    $    451     $    237     $    267     $    375     $    754
                                                             ============================================================
            Series C--Investment income--net ............    $    461     $    237     $    252     $    369     $    889
                                                             ============================================================
            Series D--Investment income--net ............    $    462     $    243     $    273     $    368     $    855
                                                             ============================================================
            Series E--Investment income--net ............    $    463     $    241     $    276     $    381     $    850
                                                             ============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Shareholders.
+     Based on average shares outstanding.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        ANNUAL REPORTS                  AUGUST 31, 2005                       23

Financial Highlights                    MuniHoldings New York Insured Fund, Inc.

                                                                            For the Year Ended August 31,
The following per share data and ratios have been derived    ------------------------------------------------------------
from information provided in the financial statements.         2005         2004         2003         2002         2001
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........    $  15.41     $  15.19     $  15.66     $  15.78     $  14.19
                                                             ------------------------------------------------------------
            Investment income--net+ .....................        1.04         1.05         1.09         1.07         1.12
            Realized and unrealized gain (loss)--net ....         .21          .18         (.58)        (.19)        1.52
            Dividends to Preferred Stock shareholders
             from investment income--net ................        (.17)        (.08)        (.08)        (.12)        (.27)
            Capital charge resulting from issuance of
             Preferred Stock ............................          --           --           --           --           --@
                                                             ------------------------------------------------------------
            Total from investment operations ............        1.08         1.15          .43          .76         2.37
                                                             ------------------------------------------------------------
            Less dividends to Common Stock shareholders
             from investment income--net ................        (.95)        (.93)        (.90)        (.88)        (.78)
            Capital charge resulting from issuance of
             Common Stock ...............................          --           --           --           --           --@
                                                             ------------------------------------------------------------
            Net asset value, end of year ................    $  15.54     $  15.41     $  15.19     $  15.66     $  15.78
                                                             ============================================================
            Market price per share, end of year .........    $  15.28     $  14.10     $  13.79     $  14.37     $  14.37
                                                             ============================================================
=========================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........        7.63%        8.36%        3.32%        5.68%       17.97%
                                                             ============================================================
            Based on market price per share .............       15.66%        9.21%        2.22%        6.49%       20.75%
                                                             ============================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of waiver and
             reimbursement excluding reorganization
             expenses** .................................        1.14%        1.14%        1.13%        1.16%        1.14%
                                                             ============================================================
            Total expenses, excluding reorganization
             expenses** .................................        1.21%        1.21%        1.20%        1.23%        1.24%
                                                             ============================================================
            Total expenses** ............................        1.21%        1.21%        1.20%        1.26%        1.32%
                                                             ============================================================
            Total investment income--net** ..............        6.71%        6.80%        6.96%        7.01%        7.46%
                                                             ============================================================
            Amount of dividends to Preferred Stock
             shareholders ...............................        1.09%         .55%         .68%         .98%        2.22%
                                                             ============================================================
            Investment income--net, to Common Stock
             shareholders ...............................        5.62%        6.25%        6.28%        6.03%        5.24%
                                                             ============================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-------------------------------------------------------------------------------------------------------------------------
            Dividends to Preferred Stock shareholders ...        1.66%         .83%        1.05%        1.47%        3.21%
                                                             ============================================================


24      ANNUAL REPORTS                  AUGUST 31, 2005

Financial Highlights (concluded)        MuniHoldings New York Insured Fund, Inc.

                                                                            For the Year Ended August 31,
The following per share data and ratios have been derived    ------------------------------------------------------------
from information provided in the financial statements.         2005         2004         2003         2002         2001
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock, end of
             year (in thousands) ........................    $478,413     $474,357     $467,512     $482,184     $485,790
                                                             ============================================================
            Preferred Stock outstanding, end of year
             (in thousands) .............................    $313,000     $313,000     $313,000     $313,000     $313,000
                                                             ============================================================
            Portfolio turnover ..........................       35.63%       32.04%       59.02%       86.39%       94.03%
                                                             ============================================================
=========================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------
            Asset coverage per $1,000 ...................    $  2,528     $  2,516     $  2,494     $  2,541     $  2,552
                                                             ============================================================
=========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-------------------------------------------------------------------------------------------------------------------------
            Series A--Investment income--net ............    $    409     $    197     $    247     $    347     $    765
                                                             ============================================================
            Series B--Investment income--net ............    $    385     $    182     $    236     $    348     $    784
                                                             ============================================================
            Series C--Investment income--net ............    $    432     $    201     $    258     $    377     $    843
                                                             ============================================================
            Series D--Investment income--net ............    $    434     $    238     $    287     $    391     $    842
                                                             ============================================================
            Series E--Investment income--net ............    $    389     $    198     $    256     $    347     $    818
                                                             ============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        ANNUAL REPORTS                  AUGUST 31, 2005                       25

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund and MuniHoldings New York Insured Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock/Shares on a daily basis. The Funds' Common Stock/Shares are listed on the New York Stock Exchange under the symbols MFL and MHN, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by the Board of Directors/Trustees of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors/Trustees of the Funds.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute


26      ANNUAL REPORTS                  AUGUST 31, 2005
substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification for MuniHoldings New York Insured Fund, Inc. -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $781 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock/Shares. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investments described below:

--------------------------------------------------------------------------------
                                        Investment                 Reimbursement
--------------------------------------------------------------------------------
MuniHoldings Florida            Merrill Lynch Institutional
Insured Fund                    Tax-Exempt Fund                       $25,756
--------------------------------------------------------------------------------
MuniHoldings New York           CMA New York Municipal
Insured Fund, Inc.              Money Fund                            $ 4,154
--------------------------------------------------------------------------------

In addition, the Investment Adviser has agreed to reimburse its management fee on the proceeds of Preferred Stock/Shares that exceeds 35% of each Fund's total net assets. For the year ended August 31, 2005, FAM earned and waived the following:

--------------------------------------------------------------------------------
                                                      Fees Earned        Waived
--------------------------------------------------------------------------------
MuniHoldings Florida
Insured Fund .....................................    $5,173,879        $311,067
MuniHoldings New York
Insured Fund, Inc. ...............................    $4,340,557        $321,137
--------------------------------------------------------------------------------

For the year ended August 31, 2005, the Funds reimbursed FAM for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                   Reimbursement
--------------------------------------------------------------------------------
MuniHoldings Florida Insured Fund ................................    $21,295
MuniHoldings New York Insured Fund, Inc. .........................    $17,862
--------------------------------------------------------------------------------

Certain officers and/or directors/trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                          MuniHoldings            MuniHoldings
                                        Florida Insured         New York Insured
                                              Fund                 Fund, Inc.
--------------------------------------------------------------------------------
Total Purchases ......................    $249,070,620           $276,339,378
Total Sales ..........................    $242,625,234           $276,047,729
--------------------------------------------------------------------------------

4. Stock/Share Transactions:

MuniHoldings Florida Insured Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without the approval of holders of Common Shares.

MuniHoldings New York Insured Fund, Inc. is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Shares

MuniHoldings Florida Insured Fund:

Shares issued and outstanding during the year ended August 31, 2005 increased by 34,561 as a result of dividend reinvestments and for the year ended August 31, 2004 remained constant.


        ANNUAL REPORTS                  AUGUST 31, 2005                       27

Notes to Financial Statements (concluded)

MuniHoldings New York Insured Fund, Inc.:

Shares issued and outstanding during the years ended August 31, 2005 and August 31, 2004 remained constant.

Preferred Stock

Auction Market Preferred Stock/Shares are shares of Preferred Stock/Shares of the Funds, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.

The yields in effect at August 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                          MuniHoldings            MuniHoldings
                                        Florida Insured         New York Insured
                                             Fund                  Fund, Inc.
--------------------------------------------------------------------------------
Series A ...............................     2.38%                   1.65%
Series B ...............................     2.38%                   1.65%
Series C ...............................     2.45%                   1.90%
Series D ...............................     2.47%                   1.90%
Series E ...............................     2.35%                   2.05%
--------------------------------------------------------------------------------

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
MuniHoldings Florida Insured Fund .................................     $467,672
MuniHoldings New York Insured Fund, Inc. ..........................     $296,931
--------------------------------------------------------------------------------

5. Distributions to Shareholders:

Each Fund paid a tax-exempt income dividend to holders of Common Stock/Shares in the amounts of $.083000 per share and $.079000 per share relating to MuniHoldings Florida Insured Fund and MuniHoldings New York Insured Fund, Inc. respectively, on September 29, 2005 to shareholders of record on September 14, 2005.

MuniHoldings Florida Insured Fund

The tax character of distributions paid during the fiscal years ended August 31, 2005 and August 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                    8/31/2005       8/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt Income ............................   $44,560,482       $41,164,179
                                                   -----------------------------
Total distributions ............................   $44,560,482       $41,164,179
                                                   =============================

As of August 31, 2005, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------

      Undistributed tax-exempt income--net ....................   $  6,445,041
      Undistributed long-term capital gains--net ..............             --
                                                                  ------------
      Total undistributed earnings--net .......................      6,445,041
      Capital loss carryforward ...............................    (61,566,460)*
      Unrealized gains--net ...................................     57,285,284**
                                                                  ------------
      Total accumulated earnings--net .........................   $  2,163,865
                                                                  ============

* On August 31, 2005, the Fund had a net capital loss carryforward of $61,566,460, of which $25,345,146 expires in 2007, $9,834,324 expires in
      2008, $16,563,861 expires in 2009, $1,836,991 expires in 2012 and
      $7,986,138 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

MuniHoldings New York Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended August 31, 2005 and August 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                     8/31/2005       8/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income ............................   $34,381,754     $31,322,450
                                                    ---------------------------
Total distributions .............................   $34,381,754     $31,322,450
                                                    ===========================

As of August 31, 2005, the components of accumulated earnings on a tax basis were as follows:

------------------------------------------------------------------------------

      Undistributed tax-exempt income--net ....................   $  5,178,903
      Undistributed long-term capital gains--net ..............             --
                                                                  ============
      Total undistributed earnings--net .......................      5,178,903
      Capital loss carryforward ...............................    (36,185,739)*
      Unrealized gains--net ...................................     31,439,726**
                                                                  ------------
      Total accumulated earnings--net .........................   $    432,890
                                                                  ============

* On August 31, 2005, the Fund had a net capital loss carryforward of $36,185,739, of which $566,530 expires in 2007, $3,509,287 expires in
      2008, $17,055,889 expires in 2009 and $15,054,033 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October capital losses for tax purposes.


28      ANNUAL REPORTS                  AUGUST 31, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/ Trustees of MuniHoldings Florida Insured Fund and MuniHoldings New York Insured Fund, Inc.:

We have audited the accompanying statements of net assets, including the schedules of investments, of MuniHoldings Florida Insured Fund and MuniHoldings New York Insured Fund, Inc. (the "Funds"), as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund and MuniHoldings New York Insured Fund, Inc. as of August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 21, 2005

Fund Certification (unaudited)

In February 2005, MuniHoldings Florida Insured Fund and MuniHoldings New York Insured Fund, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniHoldings Florida Insured Fund and MuniHoldings New York Insured Fund, Inc. during the taxable year ended August 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.


        ANNUAL REPORTS                  AUGUST 31, 2005                       29

Automatic Dividend Reinvestment Plan

The following description of the Funds' Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Shares or Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional Common Shares or shares of Common Stock of the Fund. Holders of Common Shares or Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares or shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares or shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding Common Shares or shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Shares or Stock is equal to or less than the market price per Common Share or share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued Common Shares or shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open- market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share or share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.


30      ANNUAL REPORTS                  AUGUST 31, 2005

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Funds' shares is above the net asset value, participants in the Plan will receive shares of the Funds at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when each Fund's shares are trading at a premium over net asset value, each Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


        ANNUAL REPORTS                  AUGUST 31, 2005                       31

Officers and Directors or Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director or     Director or
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director or Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   130 Funds       None
Doll, Jr.*  Princeton, NJ  and Director present  President of MLIM and FAM since 2001; Co-Head         175 Portfolios
            08543-9011     or Trustee            (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators.
                  Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors or Trustees.

====================================================================================================================================
Independent Directors or Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1997 to  Professor Emeritus of Finance, School of Business,    48 Funds        None
Forbes**    Princeton, NJ  or Trustee   present  State University of New York at Albany since 2000     48 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 64                              International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1997 to  Professor, Harvard Business School since 1989;        48 Funds        Newell
Montgomery  Princeton, NJ  or Trustee   present  Associate Professor, J.L. Kellogg Graduate School of  48 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985 to                      Inc.
            Age: 53                              1989; Associate Professor, Graduate School of                         (manufactur-
                                                 Business Administration, University of Michigan from                  ing)
                                                 1979 to 1985; Director, Harvard Business School of
                                                 Publishing since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       48 Funds        None
Reid        Princeton, NJ  or Trustee   present  Alliance Capital Management (investment adviser)      48 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 60                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary,
                                                 Sanford C. Bernstein Fund, Inc. from 1994 to 2000;
                                                 Director and Secretary of SCB, Inc. since 1998;
                                                 Director and Secretary of SCB Partners, Inc. since
                                                 2000; Director of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   48 Funds        None
Suddarth    Princeton, NJ  or Trustee   present  Foreign Service Officer, United States Foreign        48 Portfolios
            08543-9095                           Service from 1961 to 1995; Career Minister from 1989
            Age: 70                              to 1995; Deputy Inspector General, U.S. Department
                                                 of State, from 1991 to 1994; U.S. Ambassador to the
                                                 Hashemite Kingdom of Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1997 to  Professor of Finance from 1984 to 1995, Dean from     48 Funds        Bowne & Co.,
West        Princeton, NJ  or Trustee   present  1984 to 1993 and Dean Emeritus since 1995 of          48 Portfolios   Inc.
            08543-9095                           New York University's Leonard N. Stern School of                      (financial
            Age: 67                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company).


32      ANNUAL REPORTS                  AUGUST 31, 2005

Officers and Directors or Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director or     Director or
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors or Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        48 Funds        None
Zinbarg     Princeton, NJ  or Trustee   present  Executive Vice President of the Prudential Insurance  48 Portfolios
            08543-9095                           Company of America from 1988 to 1994; former
            Age: 70                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management) of
Jacob       Princeton, NJ  Vice         present  MLIM from 1997 to 2000.
            08543-9011     President
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management) of
Loffredo    Princeton, NJ  Vice         present  MLIM from 1997 to 2000.
            08543-9011     President
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Timothy T.  P.O. Box 9011  Vice         2004 to  Vice President (Tax-Exempt Fixed Income) and portfolio manager with the Tax-Exempt
Browse      Princeton, NJ  President    present  Fixed Income group of MLIM; Vice President, portfolio manager and team leader of
            08543-9011                           the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003; Vice
            Age: 46                              President and portfolio manager in the municipal fund management group of Eaton
                                                 Vance Management, Inc. from 1992 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Robert D.   P.O. Box 9011  Vice         1999 to  Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1994 to
Sneeden     Princeton, NJ  President    present  1998.
            08543-9011
            Age: 51
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Funds serve at the pleasure of the Board of Directors or Trustees.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Shares or Stock:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Shares or Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286


        ANNUAL REPORTS                  AUGUST 31, 2005                       33

Investment Objectives

NYSE Symbol     MuniHoldings Florida Insured Fund seeks to provide
MFL             shareholders with current income exempt from federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

NYSE Symbol     MuniHoldings New York Insured Fund, Inc. seeks to provide
MHN             shareholders with current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


34      ANNUAL REPORTS                  AUGUST 31, 2005

Electronic Delivery

The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        ANNUAL REPORTS                  AUGUST 31, 2005                       35

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

These reports, including the financial information herein, are transmitted to shareholders of MuniHoldings Florida Insured Fund and MuniHoldings New York Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares or Stock and intend to remain leveraged by issuing Preferred Shares or Stock to provide the Common Shareholders or Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders or Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares or Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares or Stock may affect the yield to Common Shareholders or Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniHoldings Florida Insured Fund
MuniHoldings New York Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011
                                                                 #MHFLNY -- 8/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending August 31, 2005 - $30,000
                                  Fiscal Year Ending August 31, 2004 - $27,000

         (b) Audit-Related Fees - Fiscal Year Ending August 31, 2005 - $3,500
                                  Fiscal Year Ending August 31, 2004 - $3,000

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending August 31, 2005 - $7,000
                                  Fiscal Year Ending August 31, 2004 - $5,610

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending August 31, 2005 - $0
                                  Fiscal Year Ending August 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending August 31, 2005 - $7,377,027
             Fiscal Year Ending August 31, 2004 - $14,913,836

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Jean Margo Reid
         Kevin A. Ryan (retired as of December 31, 2004)
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniHoldings New York Insured Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings New York Insured Fund, Inc.

Date: October 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniHoldings New York Insured Fund, Inc.

Date: October 19, 2005


By: /s/ Donald C. Burke
    ----------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniHoldings New York Insured Fund, Inc.

Date: October 19, 2005